SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 5, 2001
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

              DELAWARE                                   04-3483032
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

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Item 5.           Other Events.

                  On November 5, 2001, John Hancock Financial Services, Inc. issued a press release announcing that its board of directors has declared an annual dividend of $0.31 per common share payable on December 13, 2001 to shareholders of record at the close of business on November 16, 2001.






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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  JOHN HANCOCK FINANCIAL SERVICES, INC.


Date:  November 5, 2001           By:/s/Thomas E. Moloney
                                     --------------------
                                  Thomas E. Moloney
                                  Chief Financial Officer





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